UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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Swift Energy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 19, 2015.

SWIFT ENERGY COMPANY SWIFT ENERGY COMPANY 17001 NORTHCHASE DRIVE SUITE 100 HOUSTON, TX 77060	Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2015 Date: May 19, 2015 Time: 3:00 PM CDT Location: Hilton Houston North Hotel 12400 Greenspoint Drive Houston, TX 77060

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

    Proxy Materials Available to VIEW or RECEIVE:

    NOTICE AND PROXY STATEMENT             COMBINED DOCUMENT

    How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

    How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

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*        If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote

FOR the following:

1.    Election of Class I Directors

        Nominees:

        01)    Clyde W. Smith, Jr. (for term to expire at 2018 annual meeting)

        02)    Terry E. Swift (for term to expire at 2018 annual meeting)

        03)    Charles J. Swindells (for term to expire at 2018 annual meeting)

        Election of Class III Director

        Nominee:

        04)    William A. Bruckmann III (for term to expire at 2017 annual meeting)

The Board of Directors recommends you vote FOR the following proposals:

2.        To amend the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan to increase the number of shares of common stock available for issuance under the 2005 Plan and to increase annual award limits under Internal Revenue Code Section 162(m).

3.        To conduct a nonbinding advisory vote to approve the compensation of Swift Energy’s named executive officers as presented in the proxy statement.

4.        To ratify the selection of Ernst & Young LLP as Swift Energy’s independent auditor for the fiscal year ending December 31, 2015.

NOTE:           To conduct such other business as may properly come before the annual meeting, or any and all adjournments or postponements thereof.

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